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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549





                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 12, 1998
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                   BAY VIEW CAPITAL CORPORATION
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      (Exact name of registrant as specified in its charter)



    Delaware                 0-17901               94-3078031
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(State or other      (Commission File Number)     (IRS Employer
jurisdiction of                                  Identification
incorporation)                                        No.)



1840 Gateway Drive, San Mateo, California                94404
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (650) 573-7300
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                               N/A
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(Former name or former address, if changed since last report.)
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Item 4.  Changes in Registrant's Certifying Accountant.

         As previously indicated in Bay View Capital Corporation's (the "Company's") Annual Meeting proxy statement dated April 20, 1998, the Company has been formally reviewing which independent accountants are to be appointed as the Company's independent accountants for the fiscal year ending December 31, 1998. As reported in the Company's Current Report on Form 8-K dated
         April 29, 1998, as amended on Form 8-K/A, on April 29, 1998, the Company decided to replace Deloitte & Touche LLP, the Company's independent accountants for the fiscal year ended December 31, 1997, with a firm not named as of such date. On May 12, 1998, the
         Company engaged KPMG Peat Marwick LLP ("KPMG") as its independent accountants. The decision to engage KPMG was approved by the audit committee of the Company's Board of Directors.
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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BAY VIEW CAPITAL CORPORATION



Date: May 14, 1998            By: /s/ David A. Heaberlin
                                  ----------------------------
                                  David A. Heaberlin
                                  Executive Vice President and
                                   Chief Financial Officer